UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





DATE OF REPORT (Date of earliest event reported):  April 15, 1998


                   FIRST COMMERCE CORPORATION
     (Exact name of registrant as specified in its charter)


     LOUISIANA               0-7931              72-0701203
(State or other         (Commission File        (IRS Employer
jurisdiction of             Number)            Identification
incorporation)                                     Number)



 201 ST. CHARLES AVE., 29TH FLOOR, NEW ORLEANS, LOUISIANA  70170
       (Address of principal executive offices - Zip Code)



Registrant's telephone number, including area code:  (504) 623-1371


                               N/A
  (Former name or former address, if changed since last report)




Item 7.   Financial Statements and Exhibits.

     (c) Exhibits

  Exhibit
    No.             Document Description
  --------      --------------------------------------
   99(a)        Press Release issued on April 15, 1998



                        SIGNATURE


Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       FIRST COMMERCE CORPORATION
                       (Registrant)


                       By:  /s/ Thomas L. Callicutt, Jr.
                          ---------------------------------
                          Thomas L. Callicutt, Jr.
                          Executive Vice President,
                          Controller and Principal Accounting
                          Officer



Dated: April 20, 1998




                      INDEX TO EXHIBITS


   Exhibit                                        Sequential
     No.             Document Description          Page No.
   -------     -----------------------------      ----------
   99(a)       Press Release issued on April           5
               15, 1998